Accounts Receivable (Tables)	12 Months Ended
Mar. 31, 2026
Accounts receivable [abstract]
Schedule of Accounts Receivable

Accounts receivable are as follows:

	(In millions of yen)
	March 31, 2025	March 31, 2026
Settlement receivables (1)(2)	94,087	91,343
Other receivables (2)(3)	47,819	59,815
Loss allowance (4)	(852)	(786)
Total	141,054	150,372

(1)
Receivables are primarily due from external payment service providers, who collect the amount equivalent to PayPay Balance and Other Items charged by PayPay Users through their payment methods on behalf of the Group.
(2)
These assets are classified as financial assets measured at amortized cost.
(3)
Other receivables include mainly cash deposits collected by financial institutions from PayPay Users, but not yet paid out to the Group. The balance of such items were 28,054 million yen and 34,872 million yen as of March 31, 2025 and 2026, respectively.
(4)
The changes in loss allowance for accounts receivable are shown in Note 36, Financial Instruments.